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Exhibit 99

Orrstown Financial Services, Inc.

Investor Presentation

Second Quarter 2023

Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

Cautionary Note Regarding Forward Looking Statements

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect the current views of Orrstown Financial Services, Inc.’s (the “Company”) management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” "will", "expect", "estimate", "anticipate" or similar terms, or the negative variations of those words or comparable words of a future or forward-looking nature. Forward-looking statements are statements that include projections, predictions, expectations, estimates or beliefs about events or results, or otherwise are not statements of historical facts, many of which, by their nature, are inherently uncertain and beyond the Company's control, and include, but are not limited to, statements related to new business development, new loan opportunities, growth in the balance sheet and fee-based revenue lines of business, merger and acquisition activity, cost savings initiatives, reducing risk assets and mitigating losses in the future. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will achieve the desired level of new business development and new loans, growth in the balance sheet and fee-based revenue lines of business, successful merger and acquisition activity, cost savings initiatives, continue to reduce risk assets or mitigate losses in the future. Factors which could cause the actual results to differ from those expressed or implied by the forward-looking statements include, but are not limited to: ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company's strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions, cost savings initiatives, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatility in the securities markets; the demand for our products and services; deteriorating economic conditions; geopolitical tensions; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters and future pandemics; expenses associated with pending litigation and legal proceedings; and other risks and uncertainties, including those set forth under the heading "Risk Factors" in the Company's 2022 Annual Report on Form 10-K, and our Quarterly Reports on Form 10-Q under sections titles "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in other filings made with Securities and Exchange Commission. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materializes, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

Non-GAAP Disclosures

In this presentation, we refer to tangible book value per share, fee income to operating revenue, adjusted ROAA, adjusted ROAE and the efficiency ratio, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, please refer to the GAAP- Non-GAAP reconciliation.

Orrstown Financial Services, Inc. (NASDAQ: ORRF) Overview

Financial Highlights [1]

$3.0B Assets	$2.2B Loans	$2.5B Deposits	3.83% NIM [2]	$1.7B AUM
1.32% ROAA [2]	16.27% ROAE [2]	61.9% Efficiency Ratio	21.3% Fee Income / Op. Revenue	$203MM Market Cap

Franchise Overview [1]

- **Founded in 1919**
- **Established track record of profitable growth since 2016**
- **21 branches serving customers throughout Central and Eastern Pennsylvania and the greater Baltimore, Maryland region**
- **Deposits per Branch: $120MM**
- **No. of Employees: 434**
- **Shares Outstanding: 10.6MM**
- **Tangible Book Value per Common Share: $21.19**

1 - Financial data at or for the quarter ended June 30, 2023.
2 - Annualized


PA
Lebanon
Harrisburg
Carlisle
Lancaster
Chambersburg
York
MD
Baltimore
Annapolis
ORRF Branches
ORRF Headquarters

Track Record of Profitable Growth

2016
- Entered **Eastern PA market**
- Entered **Harrisburg, PA market**
- Established Administrative HQ in Harrisburg, PA

2017
- Organic expansion continued in growth markets
- Opened **2** branches and **1** loan production office

2018
- Acquired **First Community Bank of Mercersburg**

FIRST COMMUNITY BANK OF MERCERSBURG

Assets: $184MM

2019
- **Entered MD market** with acquisition of **Hamilton Bancorp**
- Added **15** commercial lenders
- Closed **3** branches

Hamilton Bancorp, Inc.

Assets: $496MM

2020
- Originated **3,200+ Paycheck Protection Program (PPP) loans** totaling **$468MM**
- Closed **5** branches

2021
- Originated **3,350+ PPP loans** totaling $232MM
- **Abrigo loan origination system** installed and integrated
- Closed **6** branches and **2** loan production offices

2022
- **Loan Growth of $349MM or 19%** (x PPP loans)
- Replaced PPP income from prior years
- Closed **4** branches
- Agreed to sell **1** branch in 2Q23

2Q23 YTD
- **Loan Growth of $90MM or 8.4% annualized** (x PPP loans)
- **Deposits increased by $46.6MM or 3.8% annualized**
- Sold **1** Branch during 2Q23



ROAA 0.50%
$1.4B
ROAA 0.54%
$1.6B
ROAA 0.75%
$1.9B
ROAA 0.76%
$2.4B
ROAA 1.00%
$2.8B
ROAA 1.14%
$2.8B
ROAA[1] 1.22%
$2.9B
ROAA 1.29%
$3.0B
2016
2017
2018
2019
2020
2021
2022
2Q23 YTD
Total Assets*

1 - Non-GAAP adjustments for certain charges. Please refer to the GAAP – Non-GAAP reconciliation.

* Total Assets presented in Billions.

Focus on Growth

Phase 1 Pre-2022	Phase 2 2022-2023	Phase 3 Post 2023
ACQUISITIONS **ORGANIC GROWTH** **KEY HIRES**	**ORGANIC GROWTH** **BUILD EFFICIENCIES** **KEY HIRES**	**ORGANIC GROWTH** **ACQUISITIONS** **BUILD EFFICIENCIES**
• Market Expansion: ▪ *Invest in customer facing talent and infrastructure* • Branch Optimization: ▪ *Closed 14 branches since 2019* ▪ *Currently have 26 branches* • Acquisitions: ▪ *First Community Bank of Mercersburg* ▪ *Hamilton Bank* • Focus on Revenue Growth: ▪ *Deploying excess cash* ▪ *Capitalizing on Fee Income opportunities* • Transition from PPP	• Market Expansion: ▪ *Continue to invest in customer facing talent and infrastructure* • Product Consolidations • Deposit Retention and Growth • Disciplined Pricing Strategies • Maintain Credit Quality Standards • Technology Initiatives: ▪ *Network Upgrade* ▪ *Debit Card Processing* ▪ *Disaster Recovery* ▪ *Digital Offerings* • Expense Management • Capital Management • Achieve Peer Profitability Level	• Market Expansion: ▪ *Continue to invest in customer facing talent and infrastructure* • Look to gain market share through acquisitions: ▪ *Complement existing Markets* ▪ *Disciplined Pricing* ▪ *The "Right Fit"* • Maintain Credit Quality Standards • Digital Transformation • Deposit Retention and Growth • Disciplined Pricing Strategies • Expense Management • Capital Management • Maintain Peer Profitability

Strong Geographically Diverse Markets


Central Region
Franklin & Cumberland
Defend Market Share
Harrisburg & West Shore
Growth Market
PA
Lebanon
Harrisburg
Carlisle
Chambersburg
York
Lancaster
Eastern Region
Lancaster / Berks
Growth Market
MD
Baltimore
Maryland Region
Greater Baltimore
Growth Market
Annapolis
ORRF Branches
ORRF Headquarters

Geographic Focus Driven by Relationship Banking Model

- ✓ Three geographic regions
- ✓ Markets connected by significant highway infrastructure
- ✓ Focus on commercial lending and deposit relationships
- ✓ Growth markets are well-positioned for continued commercial loan growth and fee income penetration

Strong Loan Growth

Loans ($ in millions)



$883
$282
$602
$1,010
$328
$682
$1,248
$425
$823
$1,644
$566
$1,078
$1,980
$438
$403
$1,139
$1,980
$383
$190
$1,407
$2,151
$431
$1,721
$2,234
$437
$1,798
2016
2017
2018
2019
2020
2021
2022
2Q23
Commercial Loans
PPP Loans
Consumer Loans

15%

Total Gross Loans CAGR

18%

Commercial Loans CAGR

2Q23 Loan Composition [1]



Non-owner occupied CRE 28%
Owner occupied CRE 16%
Multi-family 7%
Acquisition & development 7%
Non-owner occupied residential 5%
Other 1%
Commercial & industrial 17%
Residential mortgage 19%
Yield on Loans: 5.63% 2

Total Loans: $2.2 billion

1 - Financial data as of June 30, 2023.

2 – Yield on Loans represents three months ending June 30, 2023.

Focus on Growing Core Deposits

Deposits ($ in millions)



$1,152
$1,220
$1,559
$1,876
$2,357
$2,465
$2,476
$2,523
$299
$274
$384
$520
$396
$302
$251
$347
$853
$946
$1,175
$1,356
$1,961
$2,163
$2,225
$2,176
2016
2017
2018
2019
2020
2021
2022
2Q23
Core Deposits
Time Deposits

13% Total Deposit CAGR

15% Total Core Deposit CAGR

2Q23 Deposit Composition [1]

Total Deposits: $2.5B



Interest DDA 41%
Money Markets 19%
Savings 8%
Time Deposits 14%
Non-Interest DDA 18%
Cost of Deposits: 1.37% 2

86% Core Deposits

89% Loan-to-Deposit Ratio

1 - Financial data as of June 30, 2023.

2 – Cost of Deposits represents three months ending June 30, 2023.

Diversified Revenue Streams

- $1.7 billion in assets under management as of June 30, 2023
- Opportunity to gain market share in growth markets
    - ✓ Wealth management and mortgage not yet to scale in growth markets
- Focus on value added fee income
- Continue to seek swap fee opportunities

20.1%[1]

2Q23 YTD Fee Income / Operating Revenue

Non-Interest Income ($ in millions)



$19.4
$19.9
$21.0
$28.5
$28.3
$29.2
$27.0
$26.5
2016
2017
2018
2019
2020
2021
2022
2Q23 YTD Annualized

2Q23YTD Non-Interest Income Breakout



20%
18%
15%
4%
42%
Wealth management
Mortgage banking
Interchange income
Service charges
Other income

1 - Non-GAAP calculation - Please refer to the GAAP- Non-GAAP reconciliation.

Operational Efficiency

Our current focus is on implementing **processing efficiencies** and **optimizing results**:

- Efficiency ratio declined from **86%** for the year ended December 31, 2016 to **62%** for the quarter ended June 30, 2023
- **Technology enhancements** and **process automation initiatives** designed to further increase efficiencies and provide a better level of service both internally and externally
- Branch optimization: **19 branches** and **2 loan production offices** closed since 2019 and **1 branch** sold in 2023
- Deposits per branch has increased from **$50 million** at December 31, 2016 to **$120 million** at June 30, 2023



Efficiency Ratio 1
86%
79%
79%
79%
66%
64%
63%
62%
2016
2017
2018
2019
2020
2021
2022
2Q23YTD



Deposits per Branch ($ in millions)
2.4x
$50.1
$53.0
$50.3
$50.7
$73.7
$94.8
$112.6
$120.1
2016
2017
2018
2019
2020
2021
2022
2Q23

1 - Non-GAAP adjustments for certain charges in 2022. Please refer to the GAAP- Non-GAAP reconciliation.

Disciplined Underwriting and Risk Management

- **Conservative underwriting** approach supported by strong asset quality metrics
- Recently **tightened credit policy** on select segments
- Credit analysis for both new deals and periodic reviews includes **targeted review** of potential negative factors
- Recent increase in NPLs/ NPAs related to a large construction-to-permanent credit, which is fully collateralized, has a certificate of occupancy, is in operation and is not past due at June 30, 2023

Strong Historical Performance



0.52%
0.69%
0.27%
0.46%
0.37%
0.23%
0.70%
0.70%
0.13%
0.10%
(0.04%)
0.02%
(0.01%)
0.00%
0.01%
0.03%
2016
2017
2018
2019
2020
2021
2022
2Q23YTD[1]
NCOs / Avg. Loans
NPAs / Total Assets



1.45%
1.27%
1.12%
0.89%
1.02%
1.07%
1.17%
1.27%
181%
130%
271%
138%
196%
328%
122%
135%
2016
2017
2018
2019
2020
2021
2022
2Q23
Reserves / NPLs
Reserves / Total Loans

1 - Annualized

Enhanced Profitability Levels

Earnings Growth [1]


$0.81
$0.98
$1.50
$1.61
$2.40
$2.96
$3.25
$6.6
$8.1
$12.8
$16.9
$26.5
$32.9
$34.8
$19.0
2016
2017
2018
2019
2020
2021
2022
2Q23YTD
Net Income ($ in millions)
Diluted EPS

32%

Net Income
CAGR 2016-22

26%

Diluted EPS
CAGR 2016-22

1 - Non-GAAP adjustments for certain charges in 2022. Please refer to the GAAP- Non-GAAP reconciliation.

Return on Average Assets & Equity


4.80%
5.73%
8.56%
8.21%
11.66%
12.54%
14.25% 1
16.08%
0.50%
0.54%
0.75%
0.76%
1.00%
1.14%
1.22% 1
1.29%
2016
2017
2018
2019
2020
2021
2022
2Q23YTD
ROAE
ROAA

Net Interest Income and Net Interest Margin


3.16%
3.35%
3.36%
3.43%
3.44%
3.25%
3.81%
3.88%
$36.9
$43.8
$52.2
$69.3
$83.6
$87.0
$99.6
$52.7
2016
2017
2018
2019
2020
2021
2022
2Q23YTD
Net Interest Income ($ in millions)
Net Interest Margin

Earnings Driving Capital & Dividend Growth

Tangible Book Value per Share ("TBVPS")[1]



$16.14
$17.64
$17.66
$19.19
$22.14
$25.27
$23.18
$25.30
$16.14
$17.22
$16.73
$17.66
$19.93
$22.32
$19.47
$21.19
2016
2017
2018
2019
2020
2021
2022
2Q23
TBVPS
Cumulative Dividends Since 2016

4.3%

TBVPS CAGR

7.1%

TBVPS incl. dividends CAGR

$14.2 million of shares repurchased in 2022
$2.6 million of shares repurchased in 2Q23 YTD

Tangible Common Equity and TCE/TA %



9.46%
9.22%
8.18%
8.32%
8.15%
8.85%
7.14%
7.51%
$134
$144
$157
$196
$222
$249
$207
$224
2016
2017
2018
2019
2020
2021
2022
2Q23
Tangible Common Equity ($M)
TCE / TA (%)

Dividends per Share



$0.35
$0.42
$0.51
$0.60
$0.68
$0.74
$0.76
$0.80
2016
2017
2018
2019
2020
2221
2022
2Q23 YTD Annual

1 - Non-GAAP calculation - Please refer to the GAAP- Non-GAAP reconciliation.

Right People, Aligned for Success

Name	Title	Banking Experience	Joined ORRF
Thomas R. Quinn, Jr.	*President & CEO*	32 years	2009
Neelesh Kalani	*EVP/Chief Financial Officer*	18 years	2020
Adam D. Bonanno	*EVP/Chief Operations & Tech. Officer*	12 years	2022
David M. Chajkowski	*SVP/Chief Credit Officer*	20 years	2016
Robert G. Coradi	*EVP/Chief Risk Officer*	34 years	2012
Matthew Dyckman	*EVP/General Counsel*	25 years	2021
Philip E. Fague	*EVP/Trust and Wealth Management*	34 years	1988
Jeffrey S. Gayman	*EVP/Mortgage & Retail Banking*	26 years	1996
Christopher D. Holt	*EVP/Market President*	33 Years	2019
David T. Hornberger	*EVP/Market President*	36 years	2016
Zachary M. Khuri	*EVP/Market President*	14 years	2019
Heather K. Knisely	*SVP/Chief Human Resources Officer*	25 years	2018
Adam L. Metz	*EVP/Chief Revenue Officer*	26 years	2016

Significant Experience

- Average **26 years** of **banking experience**, mostly from money center and large regional banks
- **Average 10 years tenure** at Orrstown
- **Mix of newer and more seasoned employees** from larger financial institutions brings **diverse** experience and viewpoints

Compensation Aligned with Shareholder Value

- Pay for profitability, not growth
- **Short-term incentives:** paid in cash and based on achievable goals of ROE and net income
- **Long-term incentives ("LTI"): paid in stock**
- All LTI's have **clawback** and **anti-hedging provisions** incorporated

Strategic Focus: Optimizing Results

Diversified income streams provide flexibility in uncertain market conditions

- Effective management of pricing and interest rate sensitivity
- Emphasis on growing fee income from valued added products and services
  - ✓ Swaps
  - ✓ Interchange
  - ✓ Trust & Wealth Management
  - ✓ Mortgage Banking

Human capital

- Continued investment in talent to position the organization for success
- Embracing work flexibility to attract and retain employees
- Performance-based Incentive structures
- Renewed focus on developing talent from within, including management associates program

Asset quality

- Continue proactive efforts to maintain asset quality standards
- Early identification and quick resolution of problems

Strategic Focus: Optimizing Results (cont'd)

Balance sheet optimization

- Continue with a disciplined growth mentality
- Improve balance sheet mix through cross selling efforts
- Grow deposits to limit reliance on other funding sources

Capital Management

- Remain well capitalized with retained earnings supporting balance sheet growth
- Evaluate stock buy backs based on market conditions

Expand use of technology / process automation initiatives

- Hired new Chief Operations and Technology Officer in 2022 to lead the Bank's digital transformation
- Enhance the digital platforms to elevate the customer experience
- Upgrade infrastructure to gain efficiencies
- Improved Treasury Management applications

Investment Highlights

- ✓ Strong geographically diverse markets
- ✓ Established track record of profitable growth through relationship banking model
- ✓ Diversified revenue streams
- ✓ Stable core deposit base
- ✓ Balance Sheet well-positioned for changing rate environments
- ✓ Disciplined underwriting and risk management
- ✓ Focus on customer experience and forward-thinking investments in technology
- ✓ Track record of successfully executing acquisitions
- ✓ Experienced Management

Reconciliation of Non-GAAP Measures to GAAP Results

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain “non-GAAP” financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions. Management also believes providing certain other “non-GAAP” financial information will assist investors in their understanding of the effect on recent financial results of non-recurring charges associated with increasing operational efficiencies for the long-term.

Tangible book value per common share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and adjusted efficiency ratio, as used by the Company in this presentation, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure included in this presentation together with its most directly comparable GAAP based measure.

GAAP to Non-GAAP Reconciliation

Efficiency Ratio (Non-GAAP)	2Q23YTD	2022	2021	2020	2019	2018	2017	2016
(Presented In Millions)								
Net Interest Income	$ 52.7	$ 99.6	$ 87.0	$ 83.6	$ 69.3	$ 52.2	$ 43.8	$ 36.9
Plus Non-Interest Income	13.2	27.0	29.2	28.3	28.5	21.0	19.9	19.4
Total Revenue (A)	$ 65.9	$ 126.6	$ 116.1	$ 111.9	$ 97.8	$ 73.2	$ 63.8	$ 56.3
Non-Interest Expense	$ 41.0	$ 95.8	$ 74.1	$ 74.1	$ 77.3	$ 57.9	$ 50.3	$ 48.1
Minus Litigation Settlement	-	(13.0)	-	-	-	-	-	-
Minus Restructuring Charge & Merger Expense	-	(3.2)	-	-	-	-	-	-
Adjusted Non-Interest Expense (B)	$ 41.0	$ 79.7	$ 74.1	$ 74.1	$ 77.3	$ 57.9	$ 50.3	$ 48.1
Adjusted Efficiency Ratio (B / A)	62%	63%	64%	66%	79%	79%	79%	86%

Net Income / Diluted EPS / Ratios	2Q23YTD	2022	2021	2020	2019	2018	2017	2016
(Presented In Millions except for Diluted EPS)								
Average Assets	$ 2,961.4	$ 2,844.8	$ 2,894.8	$ 2,645.8	$ 2,225.1	$ 1,710.6	$ 1,488.4	$ 1,325.2
Average Equity	238.2	244.3	262.2	226.9	206.0	149.7	141.3	138.0
Net Income (GAAP)	$ 19.0	$ 22.0	$ 32.9	$ 26.5	$ 16.9	$ 12.8	$ 8.1	$ 6.6
Less Security Gains	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Add Litigation Settlement	-	13.0	-	-	-	-	-	-
Add Restructuring Charge & Merger Expense	-	3.2	-	-	-	-	-	-
Less Related Tax Effect @ 21%	-	3.4	-	-	-	-	-	-
Adjusted Net Income (Non-GAAP)	$ 19.0	$ 34.8	$ 32.9	$ 26.5	$ 16.9	$ 12.8	$ 8.1	$ 6.6
Diluted Shares	10.5	10.7	11.1	11.0	10.5	8.5	8.2	8.1
Diluted EPS (GAAP) [1]	$ 3.66	$ 2.06	$ 2.96	$ 2.40	$ 1.61	$ 1.50	$ 0.98	$ 0.81
Adjusted Diluted EPS (Non-GAAP) [1]	$ 3.66	$ 3.25	$ 2.96	$ 2.40	$ 1.61	$ 1.50	$ 0.98	$ 0.81
ROAA (GAAP) [1]	1.29%	0.77%	1.14%	1.00%	0.76%	0.75%	0.54%	0.50%
Adjusted ROAA (Non-GAAP) [1]	1.29%	1.22%	1.14%	1.00%	0.76%	0.75%	0.54%	0.50%
ROAE (GAAP) [1]	16.08%	9.02%	12.54%	11.66%	8.21%	8.56%	5.73%	4.80%
Adjusted ROAE (Non-GAAP) [1]	16.08%	14.25%	12.54%	11.66%	8.21%	8.56%	5.73%	4.80%

1 - Annualized

GAAP to Non-GAAP Reconciliation

Fee Income / Total Revenue Ratio (Non-GAAP)	2Q23YTD	2022	2021	2020	2019	2018	2017	2016
(Presented In Millions)								
Net Interest Income	$ 52.7	$ 99.6	$ 87.0	$ 83.6	$ 69.3	$ 52.2	$ 43.8	$ 36.9
Plus Non-Interest Income (B)	13.2	27.0	29.2	28.3	28.5	21.0	19.9	19.4
Total Revenue (A)	**$ 65.9**	**$ 126.6**	**$ 116.1**	**$ 111.9**	**$ 97.8**	**$ 73.2**	**$ 63.8**	**$ 56.3**
Fee Income / Total Revenue Ratio (B / A)	**20.1%**	**21.3%**	**25.1%**	**25.3%**	**29.2%**	**28.7%**	**31.3%**	**34.5%**

Tangible Book Value (Non-GAAP)	2Q23YTD	2022	2021	2020	2019	2018	2017	2016
(Presented in Millions except for Tangible Book Value Per Share)								
Total Shareholders' Equity (GAAP)	$ 245.6	$ 228.9	$ 271.7	$ 246.2	$ 223.2	$ 173.4	$ 144.8	$ 134.9
Less Goodwill	18.7	18.7	18.7	18.7	19.9	12.6	0.7	1.2
Less Intangible Assets	2.6	3.1	4.2	5.5	7.2	3.9	0.4	-
Less Related Tax Effect	(0.5)	(0.6)	(0.9)	(1.1)	(1.5)	(0.8)	(0.0)	-
Tangible Book Value (Non-GAAP) (A)	**$ 224.9**	**$ 207.7**	**$ 249.6**	**$ 223.2**	**$ 197.7**	**$ 157.7**	**$ 143.7**	**$ 133.7**
Ending Period Shares Outstanding (B)	**10.6**	**10.7**	**11.2**	**11.2**	**11.2**	**9.4**	**8.3**	**8.3**
Tangible Book Value (Non-GAAP) / Shares Outstanding (A / B)	**$ 21.19**	**$ 19.47**	**$ 22.32**	**$ 19.93**	**$ 17.65**	**$ 16.73**	**$ 17.22**	**$ 16.14**
Dividend	0.40	0.76	0.74	0.68	0.60	0.51	0.42	
Cumulative Dividend	4.11	3.71	2.95	2.21	1.53	0.93	0.42	-
Tangible Book Value (Non-GAAP) / Shares Outstanding Adj. for Cumulative Dividend	**$ 25.30**	**$ 23.18**	**$ 25.27**	**$ 22.14**	**$ 19.18**	**$ 17.66**	**$ 17.64**	**$ 16.14**